                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 20, 2006
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                            RELATIONSERVE MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                     333-119632                 43-2053462
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)

 6700 North Andrews Avenue, Fort Lauderdale, Florida              33309
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (954) 202-6000
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March  20,  2006,  RelationServe  Media,  Inc.  issued  a press  release announcing its results of operations and financial condition for its fiscal 2005 year ended December 31, 2005 and the filing of its Annual Report on Form 10-KSB.
The press release also provided  certain  financial  information  concerning its
SendTec acquisition which closed on February 3, 2006. Attached hereto as Exhibit
99.1 is a copy of the press release.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit Number  Description
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99.1            Press Release of RelationServe Media, Inc. dated March 20, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006
                                        By: /s/ Shawn McNamara
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                                           Name:    Shawn McNamara
                                           Title:   Principal Executive Officer